SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 24, 2002
(Date of earliest event reported)

Commission File No.: 333-74308

                    Wells Fargo Asset Securities Corporation
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        Delaware                                        52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                                (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Deutsche Bank Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------------                            -----------
      (99)                                   Collateral Term Sheets prepared by
                                             Deutsche Bank Securities Inc. in
                                             connection with Wells Fargo
                                             Asset Securities Corporation,
                                             Mortgage Pass-Through
                                             Certificates, Series 2002-15

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES
                                           CORPORATION

July 24, 2002

                                        By: /s/ Alan S. McKenney
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                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
   (99)           Collateral Term Sheets prepared by                    E
                  Deutsche Bank Securities Inc. in
                  connection with Wells Fargo Asset
                  Securities Corporation, Mortgage
                  Pass-Through Certificates, Series 2002-15